UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2013

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

94 Pitts Bay Road

Pembroke HM 08, Bermuda
P.O. Box 2079

Hamilton, Bermuda, HM HX

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (441) 278-5004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Underwriting Agreement

On November 5, 2013, Blue Capital Reinsurance Holdings Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 6,250,000 common shares of the Company, par value $1.00 per share (the “Common Shares”), in an initial public offering (the “Initial Public Offering”) pursuant to the Company’s registration statement on Form S-1 (Registration No. 333-191586) at the Initial Public Offering price of $20.00 per share, less the underwriting discount.  Pursuant to the Underwriting Agreement, the Company has also granted the Underwriters a 30-day option to purchase up to 937,500 additional Common Shares at the Initial Public Offering price of $20.00 per share, less the underwriting discount, for the purpose of covering sales of Common Shares by the Underwriters in excess of the number of Common Shares being offered, if any.  Montpelier Re Holdings Ltd. has separately agreed to reimburse the Company for the underwriting discounts payable in connection with the Initial Public Offering and any exercise of the Underwriters’ 30-day option to purchase up to 937,500 additional Common Shares.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

On November 12, 2013, the Company closed the Initial Public Offering of 6,250,000 Common Shares.  The Company also closed the concurrent private placement of 2,500,000 Common Shares to Montpelier Reinsurance Ltd. (see Item 3.03 below for more information).

Underwriting and Insurance Management Agreement

On November 12, 2013, the Company and Blue Capital Re Ltd., a wholly owned subsidiary of the Company (“Blue Capital Re”), entered into an Underwriting and Insurance Management Agreement (the “Underwriting and Insurance Management Agreement”) with Blue Capital Insurance Managers Ltd., a wholly owned subsidiary of Montpelier Re Holdings Ltd. (the “Reinsurance Manager”).  Subject to the Company’s underwriting guidelines (the “Underwriting Guidelines”), the terms of the Underwriting and Insurance Management Agreement and the oversight of the Company’s board of directors and the board of directors of each of the Company’s subsidiaries, the Reinsurance Manager will provide, or may delegate the provision of, underwriting, risk management, claims management, ceded retrocession agreements management, actuarial and accounting services to Blue Capital Re.

The Underwriting and Insurance Management Agreement will renew automatically on November 12, 2018, and upon every third anniversary thereafter, unless terminated in accordance with its terms.  Either the Company or the Reinsurance Manager may choose not to renew the Underwriting and Insurance Management Agreement by giving not less than nine months’, and not more than 12 months’, notice prior to the applicable renewal date.  The Underwriting and Insurance Management Agreement may also be terminated on a shorter period of notice in certain circumstances such as the insolvency or winding-up or material breach of contract by either party.  The Underwriting and Insurance Management Agreement may also be terminated by the Reinsurance Manager on a shorter period of notice if the Company experiences a change of control.  Upon any termination or non-renewal of the Underwriting and Insurance Management Agreement (other than for a material breach by, or the insolvency of, the Reinsurance Manager), the Company will pay a one-time termination fee to the Reinsurance Manager equal to 5% of the Company’s GAAP shareholders’ equity, calculated as of the most recently completed fiscal quarter prior to the date of termination.  If the Investment Management Agreement (as defined below) is also terminated in accordance with its terms, the termination fee will only be payable once.  Under the terms of the Underwriting and Insurance Management Agreement, the Company will reimburse the Reinsurance Manager for various fees, expenses and other costs in connection with the services provided under the terms of this agreement. During the term of the Underwriting and Insurance Management Agreement, the Company may not enter into any comparable agreement.

Under the terms of the Underwriting and Insurance Management Agreement, the Company generally must indemnify the Reinsurance Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns for, from and against losses arising out of acts or omissions by the Company or any demand, charge or claim in respect of acts, omissions, transactions, duties, obligations or responsibilities arising out of the Underwriting and Insurance Management Agreement of the Reinsurance Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns, unless the demand, charge or claim results from gross negligence, fraud, dishonesty or wilful misconduct of the Reinsurance Manager.

The Reinsurance Manager will be entitled to a quarterly fee (the “Performance Fee”) calculated and payable in arrears in cash each fiscal quarter (or part thereof) that the Underwriting and Insurance Management Agreement is in effect.  The Performance Fee will be an amount, not less than zero, equal to the product of (1) 20% and (2) the difference between (A) the Company’s pre-tax, pre-Performance Fee GAAP net income available to common shareholders excluding any non-cash compensation expense, unrealized gains and losses and other non-cash items recorded in net income for the then current quarter and (B) a hurdle amount calculated as the product of (i) the weighted average of the issue price per Common Share pursuant to each of the Company’s public or private offerings of Common Shares since the Company’s inception multiplied by the weighted average number of all Common Shares outstanding (including any restricted share units, any restricted common shares and other Common Shares underlying awards granted under the Company’s equity incentive plans), as further reduced by the amount, if any, by which the Company’s inception-to-date dividends to common shareholders exceeds the Company’s inception-to-date GAAP net income available to common shareholders, and (ii) 2% (equivalent to an 8% annualized hurdle rate); provided, however, that the Performance Fee is subject to a rolling three-year high water mark (except that for periods prior to the completion of the three-year period following the Initial Public Offering, the high water mark calculation will be done over the inception-to-date period).

The foregoing description of the Underwriting and Insurance Management Agreement is qualified in its entirety by reference to the Underwriting and Insurance Management Agreement, which is filed as Exhibit 10.2 and is incorporated herein by reference.

Investment Management Agreement

On November 12, 2013, the Company entered into an Investment Management Agreement (the “Investment Management Agreement”) with Blue Capital Management Ltd., a wholly owned subsidiary of Montpelier Re Holdings Ltd. (the “Investment Manager”), pursuant to which the Investment Manager will provide the Company with investment management and other services. The Investment Manager will have full discretionary authority, including the delegation of the provision of its services, to manage the Company’s assets, subject to the Underwriting Guidelines, the terms of the Investment Management Agreement and the oversight of the Company’s board of directors and the board of directors of each of the Company’s subsidiaries.

The Investment Management Agreement will renew automatically on November 12, 2018, and upon every third anniversary thereafter, unless terminated in accordance with its terms.  Either party may choose not to renew the Investment Management Agreement by giving not less than nine months’, and not more than 12 months’, notice prior to the applicable renewal date.  The Investment Management Agreement may also be terminated on a shorter period of notice in certain circumstances such as the insolvency or winding-up of, or material breach of contract by, either party.  The Investment Management Agreement may also be terminated by the Investment Manager upon a shorter period of notice if the Company experiences a change of control.  Upon any termination or non-renewal of the Investment Management Agreement (other than for a material breach by, or the insolvency of, the Investment Manager), the Company will pay a one-time termination fee to the Investment Manager equal to 5% of the Company’s GAAP shareholders’ equity, calculated as of the most recently completed fiscal quarter prior to the date of termination.  If the Underwriting and Insurance Management Agreement is also terminated in accordance with its terms, the termination fee will only be payable once. Under the terms of the Investment Management Agreement, the Company will reimburse the Investment Manager for various fees, expenses and other costs in connection with the services provided under the terms of this agreement.  During the term of the Investment Management Agreement, the Company may not enter into any comparable agreement.

Under the terms of the Investment Management Agreement, the Company generally must indemnify the Investment Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns for, from and against losses arising out of acts or omissions by the Company or any demand, charge or claim in respect of acts, omissions, transactions, duties, obligations or responsibilities arising out of the Investment Management Agreement of the Investment Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns, unless the demand, charge or claim results from gross negligence, fraud, dishonesty or wilful misconduct of the Investment Manager.

The Investment Manager will be entitled to a management fee (the “Management Fee”) of 1.5% of the Company’s average total shareholders’ equity per annum, calculated and payable in arrears in cash each calendar quarter (or part thereof) that the Investment Management Agreement is in effect.  For purposes of calculating the Management Fee, the Company’s total shareholders’ equity means: (1) the net proceeds from all issuances of the Company’s equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus (2) the Company’s retained earnings as of the end of the most recently completed calendar quarter (without taking into account any non-cash compensation expense incurred in current or prior periods), minus (3) any amount that the Company may have paid to repurchase Common Shares on a cumulative basis since inception.  It also excludes (x) any unrealized gains and losses and other non-cash items that have impacted shareholders’ equity as reported in the Company’s financial statements prepared in accordance with GAAP (other than unrealized gains and losses and other non-cash items relating to insurance-linked instruments) and (y) one-time events pursuant to changes in GAAP, in each case after discussions between the Investment Manager and the Company’s independent directors and approval by both a majority of the Company’s independent directors and the Investment Manager for all such adjustments.  As a result, the Company’s shareholders’ equity, for purposes of calculating the Management Fee, could be greater or less than the amount of shareholders’ equity shown on the Company’s financial statements.

The foregoing description of the Investment Management Agreement is qualified in its entirety by reference to the Investment Management Agreement, which is filed as Exhibit 10.3 and is incorporated herein by reference.

Administrative Services Agreement

On November 12, 2013, the Company entered into an Administrative Services Agreement with the Investment Manager (the “Administrative Services Agreement”).  Subject to the terms of the Administrative Services Agreement and the oversight of the Company’s board of directors and the board of directors of each of the Company’s subsidiaries, the Investment Manager will provide, or may delegate the provision of, various support services, including the services of the Company’s Chief Executive Officer, Mr. William Pollett, and the Company’s interim Chief Financial Officer, Mr. Michael S. Paquette.  The Investment Manager has the right to sub-contract the provision of these services (other than the services of the Company’s Chief Executive Officer and the Company’s interim Chief Financial Officer) to a third party.

The Administrative Services Agreement will renew automatically on November 12, 2018, and upon every third anniversary thereafter, unless terminated in accordance with its terms.  Either party may choose not to renew the Administrative Services Agreement by giving not less than nine months’, and not more than 12 months’, notice prior to the applicable renewal date.  The Administrative Services Agreement may also be terminated on a shorter period of notice in certain circumstances such as the insolvency or winding-up of or material breach of contract by any party.  The Administrative Services Agreement may also be terminated by the Investment Manager on a shorter period of notice if the Company experiences a change of control.  There are no fees payable under the terms of the Administrative Services Agreement other than that the Company will reimburse the Investment Manager for various fees, expenses and other costs in connection with the services provided under the terms of this agreement.  During the term of the Administrative Services Agreement, the Company may not enter into any comparable agreement.

Under the terms of the Administrative Services Agreement, the Company generally must indemnify the Investment Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns for, from and against losses arising out of acts or omissions by the Company or any demand, charge or claim in respect of acts, omissions, transactions, duties, obligations or responsibilities arising out of the Administrative Services Agreement of the Investment Manager and its affiliates, directors, officers, employees, agents, successors and permitted assigns, unless the demand, charge or claim results from gross negligence, fraud, dishonesty or wilful misconduct of the Investment Manager.

The foregoing description of the Administrative Services Agreement is qualified in its entirety by reference to the Administrative Services Agreement, which is filed as Exhibit 10.4 and is incorporated herein by reference.

Trademark License Agreement

On November 12, 2013, the Company entered into a trademark license agreement (the “Trademark License Agreement”) with Montpelier Re Holdings Ltd.  Pursuant to the terms of the Trademark License Agreement, Montpelier Re Holdings Ltd. will grant a royalty-free license of the “Blue Capital” trademark to the Company.  The foregoing description of the Trademark License

Agreement is qualified in its entirety by reference to the Trademark License Agreement, which is filed as Exhibit 10.5 and is incorporated herein by reference.

Shareholder and Registration Rights Agreement

On November 12, 2013, the Company entered into a Shareholder and Registration Rights Agreement (the “Shareholder and Registration Rights Agreement”) with Montpelier Reinsurance Ltd., a wholly owned subsidiary of Montpelier Re Holdings Ltd., pursuant to which the Company issued and sold an aggregate of 2,500,000 Common Shares to Montpelier Reinsurance Ltd. in a concurrent private placement at the Initial Public Offering price of $20.00 per share.

Governance.  Pursuant to the Shareholder Agreement and Registration Rights Agreement, Montpelier Reinsurance Ltd. will have the right to nominate two of the Company’s five directors (or, if the Company’s board consists of more than five directors, not less than 40% of the total board seats at any given time) until the later of the date on which (1) Montpelier Re Holdings Ltd. or any of its wholly-owned subsidiaries sell any of their Common Shares and (2) Montpelier Re Holdings Ltd. or any of its wholly-owned subsidiaries own less than 5% of the Company’s Common Shares. Montpelier Reinsurance Ltd. will have the right to designate one of its nominees as chairman of the Company’s board of directors.

Registration Rights.  Pursuant to the Shareholder and Registration Rights Agreement, the Company has granted Montpelier Reinsurance Ltd. registration rights with respect to the Common Shares being purchased in the concurrent private placement and any other restricted shares Montpelier Reinsurance Ltd. may own.  These rights include demand registration rights, shelf registration rights and “piggyback” registration rights, as well as customary indemnification.  All fees, costs and expenses related to registrations will be borne by the Company, other than underwriting discounts and commissions.

Corporate Opportunities. Pursuant to the Shareholder and Registration Rights Agreement, Montpelier Reinsurance Ltd. or any of its affiliates or any of its or their respective directors, officers, employees, partners or agents are permitted to engage in activities or businesses that are competitive with the Company and will have no duty to refrain from engaging in such activities or businesses.  The Shareholder and Registration Rights Agreement also generally releases Montpelier Reinsurance Ltd. or any of its affiliates or any of its or their respective directors, officers, employees, partners or agents from referring any business opportunity to the Company.

Preemptive Rights. Pursuant to the Shareholder and Registration Rights Agreement, the Company has granted Montpelier Reinsurance Ltd. preemptive rights to participate, at Montpelier Reinsurance Ltd.’s option, in any offering of equity securities by the Company.  Montpelier Reinsurance Ltd.’s preemptive rights will entitle the Company to participate in any issuance of equity securities by the Company based on Montpelier Reinsurance Ltd.’s pro rata portion of the Company’s Common Shares that it holds at the time of such issuance.

General. The Shareholder and Registration Rights agreement provides that, except as required by applicable law, neither the Company nor the Company’s board of directors shall take any action to cause the amendment of the Company’s organizational documents in a manner that is inconsistent with, or adverse to, Montpelier Reinsurance Ltd.’s governance and related rights under the Shareholder and Registration Rights Agreement.  In addition, the Company’s bye-laws will be read and construed as one with the Shareholder and Registration Rights Agreement, and the provisions of the Shareholder and Registration Rights Agreement are incorporated into the Company’s bye-laws.

The foregoing description of the Shareholder and Registration Rights Agreement is qualified in its entirety by reference to the Shareholder and Registration Rights Agreement, which is filed as Exhibit 10.6 and is incorporated herein by reference.

ITEM 3.03. UNREGISTERED SALES OF EQUITY SECURITIES.

On November 12, 2013, the Company sold an aggregated of 2,500,000 Common Shares to Montpelier Reinsurance Ltd. in a concurrent private placement at the Initial Public Offering price of $20.00 per share pursuant to the terms of the Shareholder and Registration Rights Agreement.  The Company received the full proceeds from this sale and did not pay any underwriting discounts or commissions with respect to the Common Shares sold to Montpelier Reinsurance Ltd.  The sale of these Common Shares was made in a private placement transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit No.	Description
10.1

Underwriting Agreement dated November 12, 2013, among Blue Capital Reinsurance Holdings Ltd. and Deutsche Bank Securities Inc., Barclays Capital Inc. and UBS Securities LLC as representatives of the several underwriters.

10.2	Underwriting and Insurance Management Agreement among November 12, 2013, between Blue Capital Reinsurance Holdings Ltd., Blue Capital Re Ltd. and Blue Capital Insurance Managers Ltd.

10.3	Investment Management Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.4	Administrative Services Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.5	Trademark License Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Montpelier Re Holdings Ltd.

10.6	Shareholder and Registration Rights Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Montpelier Reinsurance Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

By: /s/ Michael S. Paquette
Name: Michael S. Paquette
Title: Interim Chief Financial Officer

Date: November 12, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1

Underwriting Agreement dated November 12, 2013, among Blue Capital Reinsurance Holdings Ltd. and Deutsche Bank Securities Inc., Barclays Capital Inc. and UBS Securities LLC as representatives of the several underwriters.

10.2	Underwriting and Insurance Management Agreement dated November 12, 2013, among Blue Capital Reinsurance Holdings Ltd., Blue Capital Re Ltd. and Blue Capital Insurance Managers Ltd.

10.3	Investment Management Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.4	Administrative Services Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

10.5	Trademark License Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Montpelier Re Holdings Ltd.

10.6	Shareholder and Registration Rights Agreement dated November 12, 2013, between Blue Capital Reinsurance Holdings Ltd. and Montpelier Reinsurance Ltd.